UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004

                             INTERLINE BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                     333-106801               22-2232386
-------------------------------      ----------------          -------------
(State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)


801 W. BAY STREET, JACKSONVILLE, FLORIDA                          32204
----------------------------------------                        ----------
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         In its earnings release of March 17, 2004 reporting its results of operations for its fourth quarter and fiscal year ended December 26, 2003, as amended by an earnings release of March 18, 2004, the Registrant reported Net cash provided by operating activities of $24.8 million and Net cash used in financing activities of $2.7 million in its Consolidated Statements of Cash Flows for the fiscal year ended December 26, 2003. In the earnings release, the Registrant misclassified $4.4 million of write-off of discount on its 16% senior subordinated notes and $3.9 million of redemption premium on the 16% senior subordinated notes by including these amounts as Net cash used by operating activities. These two items should have been included in Net cash used in financing activities under the line item Repayment of long-term debt. As a result, in its Annual Report on Form 10-K filed with the Commission on March 25, 2004, the Registrant properly classified these amounts as financing activities by reporting Net cash provided by operating activities of $33.1 million and Net cash used in financing activities of $11.0 million in its Consolidated Statements of Cash Flows for the fiscal year ended December 26, 2003. The change in cash and cash equivalents for the periods presented were not affected by the reclassification of these financing activity costs. No other changes were made to the Consolidated Financial Statements included in the earnings release of March 17, 2004, as amended on March 18, 2004. Included below are the corrected Consolidated Statements of Cash Flows for the fiscal years ended December 28, 2001, December 27, 2002 and December 26, 2003, as included in the Registrant's Annual Report on Form 10-K.

INTERLINE BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 26, 2003, DECEMBER 27, 2002 AND DECEMBER 28, 2001
(In thousands)
-------------------------------------------------------------------------------------------------------------------
                                                                            2003            2002            2001
                                                                         --------         -------       -----------
OPERATING ACTIVITIES:
  Net income (loss)                                                      $  7,152         $ 7,146       $    (4,879)
  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
    Depreciation and amortization                                          10,949          11,282            16,526
    Amortization and writeoff of debt issuance costs                        8,374           1,669             1,705
    Accretion and write-off of discount on 16% senior
      subordinated notes                                                    4,410             391               298
    Redemption premium on 16% senior subordinated notes                     3,879              --                --
    Deferred compensation                                                      --             765               904
    Change in fair value of interest rate swaps                            (5,272)          5,825            12,242
    Loss (gain) on disposal of property and equipment                           3             438               (48)
    Interest income on stockholder loans                                     (105)            (76)              (99)
    Deferred income taxes                                                   1,024             420            (3,848)
    Senior subordinated notes issued for interest due                       1,674           2,813             2,729
    Changes in assets and liabilities which provided (used)
     cash, net of effects of acquisition:
      Cash - restricted                                                      (671)             --                (3)
      Accounts receivable - trade                                             449           2,074           (10,167)
      Accounts receivable - other                                             120          (4,293)           (3,492)
      Inventory                                                             9,050          (7,329)           (9,931)
      Prepaid expenses and other current assets                             1,737          (2,462)            5,179
      Other assets                                                           (307)             (6)             (263)
      Accrued interest payable                                              1,394          (1,187)            1,838
      Accounts payable                                                    (11,106)           (610)            1,756
      Deferred compensation                                                    --              --              (514)
      Accrued expenses and other current liabilities                        1,718          (1,351)            3,744
      Accrued merger expenses                                              (1,383)         (3,074)               --
      Income taxes payable                                                     --          (2,020)            2,020
                                                                         --------         -------       -----------
           Net cash provided by operating activities                       33,089          10,415            15,697
                                                                         --------         -------       -----------
INVESTING ACTIVITIES:
  Purchase of property and equipment                                       (4,556)         (4,944)           (8,214)
  Proceeds from sale of property and equipment                                 --              --             1,803
  Purchase of investment and other assets                                  (3,850)             --                --
  Acquisition of businesses, net of cash acquired                         (18,389)             --            (1,831)
                                                                         --------         -------       -----------
           Net cash used in investing activities                          (26,795)         (4,944)           (8,242)
                                                                         --------         -------       -----------
FINANCING ACTIVITIES:
  (Decrease) increase in revolving credit facility, net                   (18,500)         14,500             4,000
  Repayment of long-term debt                                            (319,236)        (17,750)          (12,750)
  Payment of debt issuance costs                                          (13,011)            (35)           (1,102)
  Redemption of preferred stock                                              (215)             --                --
  Proceeds from refinancing transaction                                   340,000              --                --
                                                                         --------         -------       -----------
           Net cash used in financing activities                          (10,962)         (3,285)           (9,852)
                                                                         --------         -------       -----------
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                  723              44              (185)
                                                                         --------         -------       -----------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                       (3,945)          2,230            (2,582)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                5,557           3,327             5,909
                                                                         --------         -------       -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                   $  1,612         $ 5,557       $     3,327
                                                                         ========         =======       ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                                             $ 33,258         $35,105       $    33,413
                                                                         ========         =======       ===========
    Income taxes (net of refunds)                                        $  1,353         $ 7,989       $    (3,425)
                                                                         ========         =======       ===========
SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
  Dividends on preferred stock                                           $ 48,623         $42,470       $    37,024
                                                                         ========         =======       ===========
  Note issued for purchase of business and accrual of additional
    purchase price                                                       $  4,300         $    --       $        --
                                                                         ========         =======       ===========
  Note issued for purchase of investment                                 $  3,275         $    --       $        --
                                                                         ========         =======       ===========

         The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERLINE BRANDS, INC.


                                    By: /s/ Thomas J. Tossavainen
                                        ---------------------------------------
                                        Name:   Thomas J. Tossavainen
                                        Title:  Vice President of Finance
                                                & Treasurer




Date:    March 25, 2004